Exhibit 32.2

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-KSB of Miller Petroleum, Inc. (the “Company”) for the period ended April 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Lyle H. Cooper, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 13, 2008	By:	/s/ Lyle H. Cooper
Lyle H. Cooper
Chief Financial Officer